UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 14, 2025

ALPHATIME ACQUISITION CORP

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41584	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 5th Avenue, Suite 938

New York, NY 10110

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code (347) 627-0058

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one ordinary share, one redeemable warrant and one right	ATMCU	The Nasdaq Stock Market LLC
Ordinary Shares, par value $0.0001 per share	ATMC	The Nasdaq Stock Market LLC
Rights, each right entitling the holder thereof to one-tenth of one ordinary share	ATMCR	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one ordinary share at an exercise price of $11.50 per share	ATMCW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

PIPE Financing Agreements

On September 14, 2025, AlphaTime Acquisition Corp (the “Company”) entered into Securities Purchase Agreements (the “SPA”) with certain accredited investors (the “Purchasers”), pursuant to which the Company agreed to issue and sell, in a private placement, an aggregate of $11.5 million of its ordinary shares (the “PIPE Shares”) and accompanying warrants (the “PIPE Warrants”) to purchase ordinary shares of the Company (the “PIPE Financing”). The PIPE Financing is being conducted in connection with the Company’s previously announced business combination (the “Business Combination”) with HCYC Group Company Limited and related parties.

The SPA provides for the sale of an aggregate of 1,150,000 ordinary shares at a purchase price of $10.00 per share and warrants to purchase up to 2,300,000 ordinary shares at an exercise price of $10.00 per share, subject to adjustment as set forth in the PIPE Warrants. The PIPE Warrants, which will be issued in connection with closing of the PIPE Financing, are exercisable immediately upon issuance and have a term of five years from the date of issuance. The PIPE Shares and PIPE Warrants, as well as the ordinary shares issuable upon exercise of the PIPE Warrants, are subject to registration rights as described below.

The PIPE Financing is expected to close substantially concurrently with the closing of the Business Combination, subject to the satisfaction of customary closing conditions.

The SPA, Registration Rights Agreement, and PIPE Warrants (the “PIPE Agreements”), are attached hereto as Exhibits 10.1, 10.2, and 4.1, respectively, and are incorporated herein by reference.

Amended and Restated PIPE Agreements

On September 16, 2025, the Company, the Purchasers, and HCYC Holding Company (“HCYC”) entered into an Amended and Restated Securities Purchase Agreement, an Amended and Restated Registration Rights Agreement, and the PIPE Warrant. The purpose of the amendments and restatements was to add HCYC as a party to the PIPE Agreements in order to amend and restate the securities purchase agreement and registration rights agreement between HCYC and the Purchasers and warrant, each dated as of August 14, 2025.

The Amended and Restated Securities Purchase Agreement, an Amended and Restated Registration Rights Agreement, and the PIPE Warrant (collectively, the “Amended and Restated PIPE Agreements”), are attached hereto as Exhibits 10.3, 10.4, and 4.2, respectively, and are incorporated herein by reference. The terms of the Amended and Restated PIPE Agreements for the initial $5 million of the PIPE Financing are described in the attached agreements. The remaining $6.5 million of the PIPE Financing is being conducted on the same terms and pursuant to the same forms of agreements.

Registration Rights Agreement

In connection with the PIPE Financing, the Company entered into a Registration Rights Agreement with the Purchasers, pursuant to which the Company agreed to file a registration statement with the Securities and Exchange Commission (the “SEC”) covering the resale of the PIPE Shares and the ordinary shares issuable upon exercise of the PIPE Warrants. The Company is required to file the initial registration statement within 15 calendar days following the closing of the PIPE Financing and to use its best efforts to have the registration statement declared effective within 60 calendar days (or 120 calendar days in the event of a full review by the SEC) following the closing. The Registration Rights Agreement contains customary terms and conditions, including liquidated damages provisions in the event of certain registration failures.

PIPE Warrants

When issued in connection with the closing of the PIPE Financing, the PIPE Warrants entitle the holders to purchase ordinary shares of the Company at an exercise price of $10.00 per share, subject to adjustment as set forth in the PIPE Warrants. The PIPE Warrants are exercisable immediately upon issuance and expire five years from the date of issuance. The PIPE Warrants contains customary anti-dilution provisions, including adjustments for share splits, combinations, dividends, and certain other corporate events, as well as provisions for cashless exercise and fundamental transactions.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 is incorporated herein by reference. The PIPE Shares and PIPE Warrants (and the ordinary shares issuable upon exercise of the PIPE Warrants) are being offered and sold in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended, and/or Regulation D and Regulation S promulgated thereunder. The Purchasers are accredited investors (as defined in Rule 501 of Regulation D) and/or non-U.S. persons (as defined in Regulation S), and the PIPE Shares and PIPE Warrants have not been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1	Form of AlphaTime Ordinary Purchase Warrant
4.2	Form of Amended and Restated AlphaTime Ordinary Purchase Warrant
10.1	Securities Purchase Agreement, dated as of September 14, 2025, by and between AlphaTime Acquisition Corp and each Purchaser (as defined therein).
10.2	Registration Rights Agreement, dated as of September 14, 2025, by and between AlphaTime Acquisition Corp and each Purchaser (as defined therein).
10.3	Amended and Restated Securities Purchase Agreement, dated as of September 16, 2025, by and between AlphaTime Acquisition Corp, HCYC Holding Company, and each Purchaser (as defined therein).
10.4	Amended and Restated Registration Rights Agreement, dated as of September 16, 2025, by and between AlphaTime Acquisition Corp, HCYC Holding Company, and each Purchaser (as defined therein).
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALPHAVEST ACQUISITION CORP

By:	/s/ Gan Kim Hai
Name:	Gan Kim Hai
Title:	Chief Executive Officer

Dated: September 18, 2025